Exhibit 99.2

Subject Line: Important Company Update

Dear all,

A few moments ago, we announced our plan to combine with Johnson & Johnson. This is a tremendous achievement for our company and I encourage you to read the press release we issued here [link to press release].

Tracing back to Ambrx’s founding two decades ago, our world-class team has been aligned to an important mission and committed to pushing the boundaries of scientific innovation in protein engineering. Relying on our deep and unique knowledge of using synthetic amino acids and conjugation chemistry, we have focused on ADCs and developed new innovative medicines for patients who need options. Today, we are advancing a promising pipeline of next-gen ADCs and have truly differentiated ourselves in the market by solving for an issue that has been the Achilles heel of ADC’s—namely uncontrolled and premature release of payload and other limitations engendered by unstable conjugation.

By joining Johnson & Johnson, we will become part of a renowned global healthcare innovation company that leverages our technology and expertise to further advance their mission of tackling the toughest health challenges by discovering and developing innovative medicines.

Ambrx’s programs will gain access to considerable capital, scale and resources to accelerate our commercial momentum and position the Company for a stronger future. Johnson & Johnson has a world-class legacy of innovation in oncology and in the development and commercialization of innovative treatments for patients with cancer.

In a recent company meeting, we watched videos of patients with late-stage prostate cancer and breast cancer. I mentioned that for each of these patients, there are thousands more facing the same challenges, reminding us of what our true purpose is: bringing new treatment options to patients that desperately need them.

From our very first meeting with Johnson & Johnson, it was crystal clear that this mission was their North Star as well. Johnson & Johnson’s vision aligns with ours, and Johnson & Johnson strongly believes they can positively affect the future for ARX517, as well as our pipeline of product candidates and platform technology.

You should all take great pride in all that you have done and in what we have accomplished together. Today is the culmination of hundreds of people’s hard work, perseverance and dedication, supported by friends, families and loved ones.

While this announcement is an important milestone, please keep in mind that we are still in the early stages. We know you will have questions and I hope you can understand that we will not have all the answers today. Please review the attached FAQ document. In terms of next steps, we need to obtain the necessary approvals and satisfy other customary closing conditions to complete the transaction, which we expect to occur in the first half of 2024. In the meantime, Ambrx remains an independent company and it is business as usual. Upon closing, Ambrx will be integrated into Johnson & Johnson’s Oncology R&D team, which sits within Johnson & Johnson’s larger Innovative Medicine business.

Please join me for a Town Hall meeting later today at 4:00 PM ET/1:00 PM PT where we will share more about what the next several weeks and months will look like, as well as answer any questions.

As one final note, there are very strict guidelines when it comes to speaking with external parties about this transaction. If you receive any inbounds from an investor, a reporter, vendors, consultants or investigators, either via email or phone, do not respond. Immediately forward to your manager who will determine the appropriate next steps. All external communications must be approved by managers until further notice. Ambrx has issued a press release and posted on our company social channels, and we ask that you do not post or re-post on your personal social media platforms regarding the transaction. We kindly ask for your support in not contacting Johnson & Johnson employees directly unless a member of our leadership asks you to do so.

I very much appreciate all of your hard work and continued support.

Sincerely,

Dan O’Connor

Forward-Looking Statements

This communication includes certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements regarding the proposed transaction. Forward-looking statements may be identified by the words “intend,” “plan,” “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “believe,” “will” and similar expressions, are based on Ambrx’s current expectations, and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Accordingly, you should not place undue reliance on any forward-looking statements contained herein. Factors that could cause actual results and outcomes to differ include, but are not limited to, the following risks and uncertainties relating to the proposed transaction: the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement; the satisfaction of closing conditions to the transaction on a timely basis or at all, including the ability to obtain required regulatory and shareholder approvals; uncertainties as to the timing of the transaction; the possibility that competing offers will be made; litigation relating to the transaction; the impact of the transaction on Ambrx’s business operations; incurrence of unexpected costs and expenses in connection with the transaction; financial or other setbacks if the transaction encounters unanticipated problems; and the risks that the proposed transaction diverts management’s attention from Ambrx’s ongoing business operations.

Other important factors that could cause actual results and outcomes to differ materially from those expressed or implied include, but are not limited to, risks related to: Ambrx’s ability to execute on its strategy, including with respect to its R&D efforts, initiation of clinical trials and other anticipated milestones; the development and marketing approval of novel therapeutics, including potential delays in clinical trials and regulatory submissions and the fact that future clinical trial results/data may not be consistent with interim, initial or preliminary results/data or results/data from prior preclinical studies or clinical trials; Ambrx’s ability to fund operations as anticipated; and the additional risks and uncertainties set forth more fully under the caption “Risk Factors” in Ambrx’s Quarterly Report on Form 10-Q filed with the United States Securities and Exchange Commission (the “SEC”) on November 13, 2023, and elsewhere in Ambrx’s reports filed with the SEC. Forward-looking statements contained in this communication are made as of this date, and Ambrx undertakes no duty to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law.

Additional Information and Where to Find it

In connection with the proposed acquisition of Ambrx by Johnson & Johnson, Ambrx intends to file a preliminary and definitive proxy statement. The definitive proxy statement and proxy card will be delivered to the shareholders of Ambrx in advance of the special meeting relating to the proposed acquisition. This communication is not a substitute for the proxy statement or any other document that may be filed by Ambrx with the SEC. AMBRX’S SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF JOHNSON & JOHNSON AND AMBRX WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about Johnson & Johnson and Ambrx, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Johnson & Johnson and Ambrx make available free of charge at Johnson & Johnson’s website at www.investor.jnj.com and Ambrx’s website at www.ir.ambrx.com, respectively, copies of materials they file with, or furnish to, the SEC. In addition, the proxy statement and other documents filed by Ambrx with, or furnished to, the SEC (when available) may be obtained from Ambrx free of charge by directing a request to Ambrx’s Investor Relations at ir@ambrx.com.

Participants in the Solicitation

This communication does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities. Ambrx and its directors, executive officers and employees, including Stephen Glover, Kate Hermans, Janet Loesberg, Pharm. D, Paul Maier, and Margaret Dalesandro, Ph. D., all of whom are members of Ambrx’s Board of Directors, as well as Daniel O’Connor, President, Chief Executive Officer and Director of Ambrx, Andrew Aromando, Chief Operating Officer of Ambrx, and Sonja Nelson, Chief Financial Officer of Ambrx, may be deemed to be participants in the solicitation of proxies from the shareholders of Ambrx in connection with the proposed acquisition. Information regarding Ambrx’s directors and executive officers is contained in (i) the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Annual Report on Form 10-K for the fiscal year ended December  31, 2022 of Ambrx Biopharma Inc., a Cayman Islands exempted company and the predecessor registrant to Ambrx (the “Predecessor Registrant”), which was filed with the SEC on March  30, 2023, (ii) the “Proposal 1 – Election of Director,” “Executive Officers,” “Security Ownership of Certain Beneficial Owners and Management” and “Executive Compensation” sections of the definitive proxy statement for the 2023 annual general meeting of shareholders of the Predecessor Registrant, which was filed with the SEC on April 28, 2023, and (iii) the “Security Ownership of Certain Beneficial Owners and Management” and “Executive and Director Compensation” sections of the definitive proxy statement for an extraordinary general meeting of the Predecessor Registrant, which was filed with the SEC on September 15, 2023 (the “September 2023 Proxy Statement”). Any change of the holdings of Ambrx’s securities by its directors or executive officers from the amounts set forth in the September 2023 Proxy Statement have been reflected in the following Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC: Form 4s, filed by Daniel J. O’Connor, with the filings of the Predecessor Entity on July  7, 2023 and with the filings of

Ambrx on October  31, 2023 and December  11, 2023; Form 4s, filed by Sonja Nelson, with the filings of the Predecessor Entity on July 7, 2023, and with the filings of Ambrx on October  31, 2023 and December  11, 2023; Form 4s, filed by Andrew Aromando, with the filings of the Predecessor Entity on July 7, 2023 and with the filings of Ambrx on December  11, 2023; Form 3, filed by Margaret Dalesandro, with the filings of the Predecessor Entity on September 6, 2023; and Form 4, filed by Margaret Dalesandro, with the filings of the Predecessor Entity on September 6, 2023. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and Ambrx’s website at www.ambrx.com.